                                                                    EXHIBIT 99.2


[LOGO] PACIFIC RESEARCH & ENGINEERING CORPORATION



                                                                   PRESS RELEASE

                                               For Further Information, contact:
                                                         Don Naab, President/COO
                                                                Blake Clark, CFO
                                                                    760-438-3911



          PACIFIC RESEARCH & ENGINEERING REPORTS SECOND QUARTER RESULTS


CARLSBAD, CA. - AUGUST 3, 1999 - Pacific Research & Engineering Corporation (AMEX: PXE) today reported a net loss of $654,000, or $0.28 loss per share for the second quarter ended June 30, 1999 compared to a net loss of $406,000, or $0.18 loss per share reported for the comparable period of the previous year, and net income of $90,000, or $0.04 earnings per share for the first quarter of 1999. For the first six months of 1999, the Company reported a net loss of $564,000, or $0.24 loss per share compared to a net loss of $788,000, or $0.34 loss per share reported for the first six months of 1998.

Net sales for the second quarter of 1999 were $3,154,000, down from net sales of $4,253,000 for the second quarter of 1998 and net sales of $4,233,000 for the first quarter of 1999. Net sales for the first six months of 1999 were $7,387,000, down from net sales of $8,241,000 reported for the first six months of 1998. Results for the second quarter and first six months of 1999 were negatively impacted by a decline in overall unit sales of the Company's audio broadcast equipment and turnkey radio studio solutions. The decline in sales was primarily attributable to a reduction in the overall number of large studio system projects compared to prior periods. In addition, the 1998 results included sales associated with one substantial project for $649,000 in the second quarter and $1,133,000 in the first six months, respectively. Further, the Company experienced delays in anticipated customer procurements for previously planned broadcast equipment and radio studio facilities expenditures. The Company believes that these procurement delays are the result of broadcast station ownership consolidation that continues to occur within the Company's customer base.

The decrease in net loss and loss per share for the first six months of 1999 compared to the same period of 1998 is principally the result of improved gross profit margins.

The Company also announced today that it has entered into a definitive agreement with Harris Corporation whereby Harris Corporation will initiate a cash tender offer to purchase 100% of the outstanding shares of Pacific Research & Engineering Corporation common stock, all outstanding publicly-traded warrants and certain other warrants.

PACIFIC RESEARCH & ENGINEERING MANUFACTURERS HIGH QUALITY BROADCAST STUDIO PRODUCTS AND PROVIDES TURNKEY STUDIO DESIGN AND INTEGRATION SERVICES TO THE WORLDWIDE BROADCAST INDUSTRY. PRODUCTS INCLUDE ON-AIR AND PRODUCTION MIXING CONSOLES, STUDIO TECHNICAL CABINETRY AND INTEGRATED SYSTEMS TECHNOLOGIES. PR&E CLIENTS INCLUDE NBC, ABC, CBS, JACOR COMMUNICATIONS, CHANCELLOR MEDIA, EMMIS BROADCASTING AND COX COMMUNICATIONS. FOR MORE INFORMATION, VISIT THE COMPANY'S WEB SITE AT WWW.PRE.COM OR CALL 760-438-3911.

                                      # # #


PR&E Reports Second Quarter Results - Page 2


Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to delays in product development, adverse market conditions, market acceptance of current and future products, competitive pressures, as well as other risks and uncertainties detailed from time to time in the Company's periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                  (Financial Information Follows on Next Page)

PR&E Reports Second Quarter Results - Page 3

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                  Unaudited Condensed Statements of Operations
             (Dollars in thousands, except share and per share data)

                                                     For the three months
                                                        ended June 30,
                                                   1999                1998
                                                   ----                ----
Net sales                                      $     3,154          $     4,253
Cost of sales                                        2,103                3,065
                                               -----------          -----------
   Gross profit                                      1,051                1,188
                                               -----------          -----------

Operating expenses:
   General and administrative                          541                  516
   Selling and marketing                               666                  716
   Research and development                            316                  305
   Depreciation and amortization                       129                   99
                                               -----------          -----------
      Total operating expenses                       1,652                1,636
                                               -----------          -----------

   Loss from operations                               (601)                (448)
Interest expense, net                                  (51)                 (42)
Other income (expense), net                             (1)                  84
                                               -----------          -----------

   Loss before income tax expense                     (653)                (406)
Income tax expense                                      (1)                --
                                               -----------          -----------

   Net loss                                    $      (654)         $      (406)
                                               ===========          ===========


Net loss per common share:
  Basic and diluted                            $     (0.28)         $     (0.18)


Weighted average common shares:
  Basic and diluted                              2,305,500            2,305,500

PR&E Reports Second Quarter Results - Page 4

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                  Unaudited Condensed Statements of Operations
             (Dollars in thousands, except share and per share data)

                                                      For the six months
                                                        ended June 30,
                                                   1999                 1998
                                                   ----                 ----
Net sales                                      $     7,387          $     8,241
Cost of sales                                        4,611                5,909
                                               -----------          -----------
   Gross profit                                      2,776                2,332
                                               -----------          -----------

Operating expenses:
   General and administrative                        1,115                  939
   Selling and marketing                             1,237                1,366
   Research and development                            622                  603
   Depreciation and amortization                       236                  198
                                               -----------          -----------
      Total operating expenses                       3,210                3,106
                                               -----------          -----------

   Loss from operations                               (434)                (774)
Interest expense, net                                 (127)                 (71)
Other income (expense), net                             (2)                  58
                                               -----------          -----------

   Loss before income tax expense                     (563)                (787)
Income tax expense                                      (1)                  (1)
                                               -----------          -----------

   Net loss                                    $      (564)         $      (788)
                                               ===========          ===========


Net loss per common share:
  Basic and diluted                            $     (0.24)         $     (0.34)


Weighted average common shares:
  Basic and diluted                              2,305,500            2,305,500

PR&E Reports Second Quarter Results - Page 5

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                             Condensed Balance Sheet
                             (Dollars in thousands)


                                                        June30,       December 31,
                                                          1999            1998
                                                      (unaudited)      (audited)
                                                      -----------     ------------
ASSETS
Current assets:
  Cash and cash equivalents                             $   162         $   321
  Accounts receivable, net                                  982           1,008
  Inventories                                             2,193           2,614
  Prepaid expenses                                           56              34
                                                        -------         -------
     Total current assets                                 3,393           3,977
                                                        -------         -------

Property and equipment, net                               1,054           1,164
Capitalized software development costs, net                 760             850
Deposits and other assets                                   133             143
                                                        -------         -------

                                                        $ 5,340         $ 6,134
                                                        =======         =======


LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
  Accounts payable and accrued expenses                 $ 2,782         $ 2,450
  Customer advances                                         586           1,249
  Line of credit                                          2,175           2,109
  Notes payable to shareholder                              100            --
  Current portion of bank term loan                         542             607
                                                        -------         -------
     Total current liabilities                            6,185           6,415
                                                        -------         -------

Shareholders' deficit                                      (845)           (281)
                                                        -------         -------

                                                        $ 5,340         $ 6,134
                                                        =======         =======